SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2003

MCKENZIE BAY INTERNATIONAL, LTD.
(Exact Name of Registrant as
Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-49690 (Commission File Number)	51-0386871 (IRS Employer Identification No.)

975 Spaulding Grand Rapids, Michigan (Address of Principal Executive Offices)	49546 (Zip Code)

Registrant's telephone number,
including area code:  (616) 940-3800

Item 7.          Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)     Exhibits:

          99.1     Press release dated July 9, 2003.

          99.2     Information statement dated July 9, 2003.

Item 9.          Regulation FD Disclosure.

          On July 9, 2003, McKenzie Bay International, Ltd. issued the press release attached as Exhibit 99.1 to this Form 8-K and released the information statement attached as Exhibit 99.2 to this Form 8-K. Each of those Exhibits is hereby incorporated by reference. This Report and the Exhibits are furnished, not filed.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MCKENZIE BAY INTERNATIONAL, LTD.

Date: July 9, 2003	By /s/ Gregory N. Bakeman
Gregory N. Bakeman Chief Financial Officer, Treasurer and Director

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release dated July 9, 2003.

99.2	Information statement dated July 9, 2003.